UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                       ----------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                     --------------------------------------

                                 August 9, 2005
                                 Date of Report
                        (Date of earliest event reported)

                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

            Virginia                      0-9881                54-1162807
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

500 Shentel Way
P.O. Box 459
Edinburg, VA                                                       22824
(Address of principal executive office)                          (Zip code)

       Registrant's telephone number, including area code: (540) 984-4141


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Item 8.01 Other Events.

On August 9, 2005, Shenandoah Personal Communications Company ("Shentel"), a wholly owned subsidiary of the Company, entered into a Forbearance Agreement (the "Agreement") with Sprint Corporation and certain of its subsidiaries ("Sprint") relating to the management agreement between Shentel and Sprint. The Agreement reflects Sprint's and the Company's desire to avoid litigation while they continue to discuss changes to the management agreement in light of the merger involving Sprint and Nextel Communications, Inc.

The Agreement sets forth Sprint's agreement as to certain parameters for the operations of Nextel's wireless business in the territories operated by Shentel following the merger of Sprint and Nextel. The Agreement also sets forth Shentel's agreement not to initiate litigation or seek certain injunctive or equitable relief under certain circumstances, in each case during the period of time that the Agreement remains in effect.

A copy of the Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

      The following exhibit is filed with this Current Report.

  Exhibit No                       Description
  ----------   -------------------------------------------------------------

  99.1 Forbearance Agreement, dated August 9, 2005, among Sprint Corporation, Sprint Spectrum L.P., WirelessCo L.P., Sprint Communications Company L.P., Sprint Telephony PCS, L.P., APC PCS, LLC, PhillieCo, L.P., Sprint PCS License, L.L.C., and Shenandoah Personal Communications Company.

Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. A number of the matters and subject areas discussed in this report that are not historical or current facts deal with potential future circumstances and developments, including without limitation, any changes to the Company's relationship with Sprint. The discussion of such matters and subject areas is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from the Company's actual future experience involving any one or more of such matters and subject areas. Such risks and uncertainties include without limitation: the importance of the Company's affiliation with Sprint; the potential impact of the pending Sprint-Nextel merger on the Company's affiliation with Sprint as well as Sprint's competitiveness in the wireless industry; the outcome of any other PCS affiliate of Sprint's litigation with Sprint concerning the pending Sprint-Nextel merger; changes in Sprint's affiliation strategy as a result of the pending Sprint-Nextel merger or any other merger involving Sprint; and those additional factors that are described from time to time in the Company's reports filed with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2004 and their subsequent quarterly filing on Form 10-Q. This report speaks only as of its date, and the Company disclaims any duty to update the information herein.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      SHENANDOAH TELECOMMUNICATIONS COMPANY
                        (Registrant)

                      August 9, 2005 /S/ EARLE A. MACKENZIE
                                     ------------------------------------------
                                     Earle A. MacKenzie
                                     Executive Vice President and
                                     Chief Financial Officer
                                     (Duly Authorized Officer and Principal
                                     Financial Officer)


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